                                                                    EXHIBIT 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                           $3,293,629.09

RECEIPTS:
      1. Receipts from Operations                           $           -
      2. Other Receipts                                     $           -
                                                            -------------

TOTAL RECEIPTS                                              $           -

DISBURSEMENTS
      3. Net Payroll
          a. Officers                                       $           -
          b. Others                                         $           -
      4. Taxes
          a. Federal Income Taxes                           $           -
          b. FICA Withholdings                              $           -
          c. Employee's withholdings                        $           -
          d. Employer's FICA                                $           -
          e. Federal Unemployment Taxes                     $           -
          f. State Income Tax                               $           -
          g. State Employee withholdings                    $           -
          h. All other state taxes                          $           -

      5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                    $           -
          b. Utilities                                      $           -
          c. Insurance                                      $           -
          d. Merchandise bought for manufacture or sell     $           -
          e. Other necessary expenses
             Clearing of previously voided checks           $           -
             U.S. Trustee Fees                              $           -
             Bank fees                                      $    2,827.09
                                                            -------------

TOTAL DISBURSEMENTS                                         $    2,827.09
Less:  Disbursements by Parent or Affiliate                 $   (2,827.09)
                                                            -------------
ADJUSTED TOTAL DISBURSEMENTS                                $           -

                                                            -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $           -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                     $           -
                                                            -------------

ENDING BALANCE IN WxC/WAXS                                  $  110,913.25
ENDING BALANCE IN B of A Checking                           $3,182,715.84

                                                            -------------
                                        ENDING BALANCE      $3,293,629.09
                                                            =============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications          CASE NUMBER: 01-14637-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory    $ -
Add: purchases         $ -
Less: goods sold       $ -
                       ---
Ending inventory       $ -
                       ===

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $ -
Payroll taxes due but unpaid    $ -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                       Date regular       Amount of           Number of             Amount of
     Name of Creditor/Lessor          payment is due   regular payment   Payments Delinquent   Payments Delinquent
Imperial Premium Finance                  Monthly           8,798.52                   -                     -
Storage West Self Storage                 Monthly             209.00          See Note 1                 27.87
Storage West Self Storage                 Monthly              99.00          See Note 1                 13.20
Associated Storage                        Monthly           2,149.98          See Note 1                286.66
Bay 602 Corporation                       Monthly           9,817.39          See Note 1              1,308.99
Reynolds Family Properties                Monthly           4,448.00          See Note 1                593.07
Reynolds Family Properties                Monthly          23,792.49          See Note 1              3,172.33
Doral Plaza Associates                    Monthly           9,660.00          See Note 1              1,288.00
Colonial Parking                          Monthly             378.00          See Note 1                 50.40
23223 Bryan St. Limited Partnership       Monthly          16,941.16          See Note 1              2,258.82
Central Parking Systems                   Monthly             700.00          See Note 1                 93.33
Currie Samuelson                          Monthly           1,200.00          See Note 1                160.00
Currie Samuelson                          Monthly          34,516.00          See Note 1              4,602.13
Downtown Properties                       Monthly          10,850.00          See Note 1              1,446.67
Hudson Telegraph                          Monthly          12,206.25          See Note 1              1,627.50
Okada International                       Monthly           2,601.03          See Note 1                346.80
One Wilshire Arcade Imp.                  Monthly           6,147.03          See Note 1                819.60
Rockrose Development                      Monthly           2,848.25          See Note 1                379.77
Scripps Ranch Landscape                   Monthly           1,000.00          See Note 1                133.33
Pacific Guardian Center                   Monthly           4,707.32          See Note 1                627.64
Wells Fargo Financial Leasing Co.         Monthly             279.88                   -                     -
Newcourt Leasing                          Monthly           1,871.90                   -                     -
Greater San Diego Air                     Monthly           2,246.00          See Note 1                299.47
Finova Loan Admin. Inc                    Monthly          11,825.07          See Note 1              1,576.68
CIT Group                                 Monthly           8,117.96                   -                     -
Dana Commercial Credit                    Monthly          14,734.93          See Note 1              1,964.66
Danka Financial Services                  Monthly          16,705.50                   -                     -
Danka Financial Services                  Monthly             378.16          See Note 2                428.58
Data Sales Co., Inc                       Monthly          58,663.13          See Note 1              7,821.75
IBM Corporation                           Monthly          56,452.32                   -                     -
Advanta Leasing Services                  Monthly           1,374.62                   -                     -
Premier Computer Sales                    Monthly           7,151.17          See Note 1                953.49
Siemens Credit LTD                        Monthly          45,360.11          See Note 2             51,408.12
Telogy, Inc.                              Monthly           6,482.29          See Note 1                864.31
Telecommunications Finance Group          Monthly       1,013,115.84          See Note 2          1,148,197.95
Union Bank of CA., N.A.                   Monthly          61,133.27          See Note 1              8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                  3RD PARTY     INTERCOMPANY          TOTAL
                                                     ---------    --------------   ------------------
            Beginning of month balance                  $    -    $ 2,402,758.04     $ 2,402,758.04
            Add: Receipts by parent/affiliates          $    -    $            -     $            -
            Add: customer credits                       $    -    $            -     $            -
            Add: intercompany activity                  $    -    $            -     $            -
            Less: collections                           $    -    $            -     $            -
            Less: offsets                               $    -    $            -     $            -
            Less: application of customer deposits      $    -    $            -     $            -
            Less: sale of receivables to I-Link         $    -    $            -     $            -
                                                        ------    --------------     --------------
            End of month balance                        $    -    $ 2,402,758.04     $ 2,402,758.04
                                                        ======    ==============     ==============

0-30 Days                  31-60 Days                61-90 Days    Over 90 Days    End of Month Total
---------                  ----------                ----------   --------------   ------------------
   $ -                       $ -                        $ -             $ -               $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                3RD PARTY         INTERCOMPANY          TOTAL
                                                              --------------    ---------------   ------------------
            Beginning of month balance                        $ 8,701,417.24    $  6,261,468.77     $ 14,962,886.01
            Add: sales on account**                           $     2,827.09    $             -     $      2,827.09
            Add: collections on behalf of I-Link              $            -    $             -     $             -
            Add: intercompany activity
              Expenses paid directly by Parent or Affiliate   $    (2,827.09)   $      2,827.09     $             -
              Net cash advanced by Parent                     $            -    $             -     $             -
              Credit extended by Parent or Affiliate          $            -    $             -     $             -
              Amounts collected by Parent                     $            -    $             -     $             -
            Less: Invoicing to I-Link                         $            -    $             -     $             -
            Less: remittances to I-Link                       $            -    $             -     $             -
            Less: payments                                    $            -    $             -     $             -
                                                              --------------    ---------------     ---------------
            End of month balance                              $ 8,701,417.24    $  6,264,295.86     $ 14,965,713.10
                                                              ==============    ===============     ===============

0-30 Days                    31-60 Days                         61-90 Days       Over 90 Days     End of Month Total
---------                    ----------                       --------------    ---------------   ------------------
   $ -                          $ -                                $ -          $  8,701,417.24     $  8,701,417.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: October 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes          Yes (X)               No ( )

2. FICA withholdings             Yes (X)               No ( )

3. Employee's withholdings       Yes (X)               No ( )

4. Employer's FICA               Yes (X)               No ( )

5. Federal unemployment taxes    Yes (X)               No ( )

6. State income tax              Yes (X)               No ( )

7. State employee withholdings   Yes (X)               No ( )

8. All other state taxes             See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                              ________________________________
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                           $3,293,629.09

RECEIPTS:
      1.  Receipts from Operations                          $           -
      2.  Other Receipts                                    $           -
          Other Receipts (Received by Parent)               $    1,370.91
                                                            -------------

TOTAL RECEIPTS                                              $    1,370.91
Less: Receipts received by Parent                           $   (1,370.91)
                                                            -------------
ADJUSTED RECEIPTS                                           $           -

DISBURSEMENTS
      3. Net Payroll
          a. Officers                                       $           -
          b. Others                                         $           -
      4. Taxes
          a. Federal Income Taxes                           $           -
          b. FICA Withholdings                              $           -
          c. Employee's withholdings                        $           -
          d. Employer's FICA                                $           -
          e. Federal Unemployment Taxes                     $           -
          f. State Income Tax                               $           -
          g. State Employee withholdings                    $           -
          h. All other state taxes                          $           -

      5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                    $           -
          b. Utilities                                      $           -
          c. Insurance                                      $           -
          d. Merchandise bought for manufacture or sell     $           -
          e. Other necessary expenses
             Clearing of previously voided checks           $           -
             U.S. Trustee Fees                              $           -
             Bank fees                                      $    2,622.87
                                                            -------------

TOTAL DISBURSEMENTS                                         $    2,622.87
Less:  Disbursements by Parent or Affiliate                 $   (2,622.87)
                                                            -------------
ADJUSTED TOTAL DISBURSEMENTS                                $           -

                                                            -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $           -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                     $           -
                                                            -------------

ENDING BALANCE IN WxC/WAXS                                  $  110,913.25
ENDING BALANCE IN B of A Checking                           $3,182,715.84

                                                            -------------
ENDING BALANCE                                              $3,293,629.09
                                                            =============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications          CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

                       RECEIVED INTO PARENT'S BANK ACCOUNT

    DATE RECEIVED        DESCRIPTION           AMOUNT
    -------------        -----------           ------
Other Receipts:

  11/18/2003 Vertecall                          1,370.91

                                              ----------
                                        Total $ 1,370.91
                                              ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory    $ -
Add: purchases         $ -
Less: goods sold       $ -
                       ---
Ending inventory       $ -
                       ===

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $ -
Payroll taxes due but unpaid    $ -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                      Date regular       Amount of          Number of             Amount of
      Name of Creditor/Lessor        payment is due   regular payment  Payments Delinquent   Payments Delinquent
Imperial Premium Finance                Monthly            8,798.52                 -                      -
Storage West Self Storage               Monthly              209.00        See Note 1                  27.87
Storage West Self Storage               Monthly               99.00        See Note 1                  13.20
Associated Storage                      Monthly            2,149.98        See Note 1                 286.66
Bay 602 Corporation                     Monthly            9,817.39        See Note 1               1,308.99
Reynolds Family Properties              Monthly            4,448.00        See Note 1                 593.07
Reynolds Family Properties              Monthly           23,792.49        See Note 1               3,172.33
Doral Plaza Associates                  Monthly            9,660.00        See Note 1               1,288.00
Colonial Parking                        Monthly              378.00        See Note 1                  50.40
23223 Bryan St. Limited Partnership     Monthly           16,941.16        See Note 1               2,258.82
Central Parking Systems                 Monthly              700.00        See Note 1                  93.33
Currie Samuelson                        Monthly            1,200.00        See Note 1                 160.00
Currie Samuelson                        Monthly           34,516.00        See Note 1               4,602.13
Downtown Properties                     Monthly           10,850.00        See Note 1               1,446.67
Hudson Telegraph                        Monthly           12,206.25        See Note 1               1,627.50
Okada International                     Monthly            2,601.03        See Note 1                 346.80
One Wilshire Arcade Imp.                Monthly            6,147.03        See Note 1                 819.60
Rockrose Development                    Monthly            2,848.25        See Note 1                 379.77
Scripps Ranch Landscape                 Monthly            1,000.00        See Note 1                 133.33
Pacific Guardian Center                 Monthly            4,707.32        See Note 1                 627.64
Wells Fargo Financial Leasing Co.       Monthly              279.88                 -                      -
Newcourt Leasing                        Monthly            1,871.90                 -                      -
Greater San Diego Air                   Monthly            2,246.00        See Note 1                 299.47
Finova Loan Admin. Inc                  Monthly           11,825.07        See Note 1               1,576.68
CIT Group                               Monthly            8,117.96                 -                      -
Dana Commercial Credit                  Monthly           14,734.93        See Note 1               1,964.66
Danka Financial Services                Monthly           16,705.50                 -                      -
Danka Financial Services                Monthly              378.16        See Note 2                 428.58
Data Sales Co., Inc                     Monthly           58,663.13        See Note 1               7,821.75
IBM Corporation                         Monthly           56,452.32                 -                      -
Advanta Leasing Services                Monthly            1,374.62                 -                      -
Premier Computer Sales                  Monthly            7,151.17        See Note 1                 953.49
Siemens Credit LTD                      Monthly           45,360.11        See Note 2              51,408.12
Telogy, Inc.                            Monthly            6,482.29        See Note 1                 864.31
Telecommunications Finance Group        Monthly        1,013,115.84        See Note 2           1,148,197.95
Union Bank of CA., N.A.                 Monthly           61,133.27        See Note 1               8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                  3RD PARTY     INTERCOMPANY          TOTAL
                                                     ----------   --------------   ------------------
            Beginning of month balance                  $  -      $ 2,402,758.04     $ 2,402,758.04
            Add: Receipts by parent/affiliates          $  -      $            -     $            -
            Add: customer credits                       $  -      $            -     $            -
            Add: intercompany activity                  $  -      $     1,370.91     $     1,370.91
            Less: collections                           $  -      $            -     $            -
            Less: offsets                               $  -      $            -     $            -
            Less: application of customer deposits      $  -      $            -     $            -
            Less: sale of receivables to I-Link         $  -      $            -     $            -
                                                     ----------   --------------     --------------
            End of month balance                        $  -      $ 2,404,128.95     $ 2,404,128.95
                                                     ==========   ==============     ==============

0-30 Days                  31-60 Days                61-90 Days    Over 90 Days    End of Month Total
---------                  ----------                ----------   --------------   ------------------
   $ -                        $ -                        $ -           $ -                $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                 3RD PARTY       INTERCOMPANY         TOTAL
                                                              --------------   --------------   ------------------
            Beginning of month balance                        $ 8,701,417.24   $ 6,264,295.86     $ 14,965,713.10
            Add: sales on account**                           $     2,622.87   $            -     $      2,622.87
            Add: collections on behalf of I-Link              $            -   $            -     $             -
            Add: intercompany activity
              Expenses paid directly by Parent or Affiliate   $    (2,622.87)  $     2,622.87     $             -
              Net cash advanced by Parent                     $            -   $            -     $             -
              Credit extended by Parent or Affiliate          $            -   $            -     $             -
              Amounts collected by Parent                     $            -   $            -     $             -
            Less: Invoicing to I-Link                         $            -   $            -     $             -
            Less: remittances to I-Link                       $            -   $            -     $             -
            Less: payments                                    $            -   $            -     $             -
                                                              --------------   --------------     ---------------
            End of month balance                              $ 8,701,417.24   $ 6,266,918.73     $ 14,968,335.97
                                                              ==============   ==============     ===============

0-30 Days                  31-60 Days                           61-90 Days      Over 90 Days    End of Month Total
---------                  ----------                         -------------    --------------   ------------------
  $ -                          $ -                                 $ -         $ 8,701,417.24     $ 8,701,417.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes          Yes (X)               No ( )

2. FICA withholdings             Yes (X)               No ( )

3. Employee's withholdings       Yes (X)               No ( )

4. Employer's FICA               Yes (X)               No ( )

5. Federal unemployment taxes    Yes (X)               No ( )

6. State income tax              Yes (X)               No ( )

7. State employee withholdings   Yes (X)               No ( )

8. All other state taxes             See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 3,293,629.09

RECEIPTS:
     1. Receipts from Operations                                                $            -
     2. Other Receipts                                                          $            -
                                                                                --------------

TOTAL RECEIPTS                                                                  $            -

DISBURSEMENTS
     3. Net Payroll
          a. Officers                                                           $            -
          b. Others                                                             $            -
     4. Taxes
          a. Federal Income Taxes                                               $            -
          b. FICA Withholdings                                                  $            -
          c. Employee's withholdings                                            $            -
          d. Employer's FICA                                                    $            -
          e. Federal Unemployment Taxes                                         $            -
          f.  State Income Tax                                                  $            -
          g. State Employee withholdings                                        $            -
          h. All other state taxes                                              $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                                        $            -
          b. Utilities                                                          $            -
          c. Insurance                                                          $            -
          d. Merchandise bought for manufacture or sell                         $            -
          e. Other necessary expenses
             Clearing of previously voided checks                               $            -
             U.S. Trustee Fees                                                  $            -
             Computer Access/Hosting Services                                   $            -
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $            -
Less:  Disbursements by Parent or Affiliate                                     $            -
                                                                                --------------
ADJUSTED TOTAL DISBURSEMENTS                                                    $            -

                                                                                --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $     1,370.91
                                                                                --------------


ENDING BALANCE IN WxC/WAXS                                                      $   110,913.25
ENDING BALANCE IN B of A Checking                                               $ 3,184,086.75

                                                                                --------------
                                                        ENDING BALANCE          $ 3,295,000.00
                                                                                ==============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF INVENTORY

    Beginning Inventory                                          $          -
    Add: purchases                                               $          -
    Less: goods sold                                             $          -
                                                                 ------------
    Ending inventory                                             $          -
                                                                 ============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                $          -
    Payroll taxes due but unpaid                                 $          -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                          Date regular       Amount of              Number of               Amount of
          Name of Creditor/Lessor        Payment is due    regular payment      Payments Delinquent    Payments Delinquent
Imperial Premium Finance                     Monthly              8,798.52                    -                          -
Storage West Self Storage                    Monthly                209.00           See Note 1                      27.87
Storage West Self Storage                    Monthly                 99.00           See Note 1                      13.20
Associated Storage                           Monthly              2,149.98           See Note 1                     286.66
Bay 602 Corporation                          Monthly              9,817.39           See Note 1                   1,308.99
Reynolds Family Properties                   Monthly              4,448.00           See Note 1                     593.07
Reynolds Family Properties                   Monthly             23,792.49           See Note 1                   3,172.33
Doral Plaza Associates                       Monthly              9,660.00           See Note 1                   1,288.00
Colonial Parking                             Monthly                378.00           See Note 1                      50.40
23223 Bryan St. Limited Partnership          Monthly             16,941.16           See Note 1                   2,258.82
Central Parking Systems                      Monthly                700.00           See Note 1                      93.33
Currie Samuelson                             Monthly              1,200.00           See Note 1                     160.00
Currie Samuelson                             Monthly             34,516.00           See Note 1                   4,602.13
Downtown Properties                          Monthly             10,850.00           See Note 1                   1,446.67
Hudson Telegraph                             Monthly             12,206.25           See Note 1                   1,627.50
Okada International                          Monthly              2,601.03           See Note 1                     346.80
One Wilshire Arcade Imp.                     Monthly              6,147.03           See Note 1                     819.60
Rockrose Development                         Monthly              2,848.25           See Note 1                     379.77
Scripps Ranch Landscape                      Monthly              1,000.00           See Note 1                     133.33
Pacific Guardian Center                      Monthly              4,707.32           See Note 1                     627.64
Wells Fargo Financial Leasing Co.            Monthly                279.88                    -                          -
Newcourt Leasing                             Monthly              1,871.90                    -                          -
Greater San Diego Air                        Monthly              2,246.00           See Note 1                     299.47
Finova Loan Admin. Inc                       Monthly             11,825.07           See Note 1                   1,576.68
CIT Group                                    Monthly              8,117.96                    -                          -
Dana Commercial Credit                       Monthly             14,734.93           See Note 1                   1,964.66
Danka Financial Services                     Monthly             16,705.50                    -                          -
Danka Financial Services                     Monthly                378.16           See Note 2                     428.58
Data Sales Co., Inc                          Monthly             58,663.13           See Note 1                   7,821.75
IBM Corporation                              Monthly             56,452.32                    -                          -
Advanta Leasing Services                     Monthly              1,374.62                    -                          -
Premier Computer Sales                       Monthly              7,151.17           See Note 1                     953.49
Siemens Credit LTD                           Monthly             45,360.11           See Note 2                  51,408.12
Telogy, Inc.                                 Monthly              6,482.29           See Note 1                     864.31
Telecommunications Finance Group             Monthly          1,013,115.84           See Note 2               1,148,197.95
Union Bank of CA., N.A.                      Monthly             61,133.27           See Note 1                   8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                   3RD PARTY             INTERCOMPANY             TOTAL
                                                   ------------------------------------------------------------
       Beginning of month balance                  $              -       $  2,404,128.95       $ 2,404,128.95
       Add: Receipts by parent/affiliates          $              -       $             -       $            -
       Add: customer credits                       $              -       $             -       $            -
       Add: intercompany activity                  $              -       $     (1,370.91)      $    (1,370.91)
       Less: collections                           $              -       $             -       $            -
       Less: offsets                               $              -       $             -       $            -
       Less: application of customer deposits      $              -       $             -       $            -
       Less: sale of receivables to I-Link         $              -       $             -       $            -
                                                   -----------------------------------------------------------
       End of month balance                        $              -       $  2,402,758.04       $ 2,402,758.04
                                                   ===========================================================

0-30 Days        31-60 Days       61-90 Days      Over 90 Days           End of Month Total
---------        ----------       ----------      ------------           ------------------
$       -        $        -       $        -      $          -           $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                       3RD PARTY       INTERCOMPANY           TOTAL
                                                    ----------------------------------------------------
Beginning of month balance                          $ 8,701,417.24    $ 6,266,918.73     $ 14,968,335.97
Add: sales on account**                             $            -    $            -     $             -
Add: collections on behalf of I-Link                $            -    $            -     $             -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate     $            -    $            -     $             -
  Net cash advanced by Parent                       $            -    $            -     $             -
  Credit extended by Parent or Affiliate            $            -    $            -     $             -
  Amounts collected by Parent                       $            -    $            -     $             -
Less: Invoicing to I-Link                           $            -    $            -     $             -
Less: remittances to I-Link                         $            -    $            -     $             -
Less: payments                                      $            -    $            -     $             -
                                                    ----------------------------------------------------
End of month balance                                $ 8,701,417.24    $ 6,266,918.73     $ 14,968,335.97
                                                    ====================================================

0-30 Days        31-60 Days       61-90 Days       Over 90 Days           End of Month Total
---------        ----------       ----------       ------------           ------------------
$       -        $        -       $        -      $ 8,701,417.24          $     8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: December 31, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.   Federal income taxes                  Yes (X)             No ( )

     2.   FICA withholdings                     Yes (X)             No ( )

     3.   Employee's withholdings               Yes (X)             No ( )

     4.   Employer's FICA                       Yes (X)             No ( )

     5.   Federal unemployment taxes            Yes (X)             No ( )

     6.   State income tax                      Yes (X)             No ( )

     7.   State employee withholdings           Yes (X)             No ( )

     8.   All other state taxes                     See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

     The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          ______________________________________
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                            $      3,295,000.00

RECEIPTS:
     1. Receipts from Operations                             $                 -
     2. Other Receipts                                       $            105.70
                                                             -------------------

TOTAL RECEIPTS                                               $            105.70

DISBURSEMENTS
     3. Net Payroll
          a. Officers                                        $                 -
          b. Others                                          $                 -
     4. Taxes
          a. Federal Income Taxes                            $                 -
          b. FICA Withholdings                               $                 -
          c. Employee's withholdings                         $                 -
          d. Employer's FICA                                 $                 -
          e. Federal Unemployment Taxes                      $                 -
          f.  State Income Tax                               $                 -
          g. State Employee withholdings                     $                 -
          h. All other state taxes                           $                 -

     5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                     $                 -
          b. Utilities                                       $                 -
          c. Insurance                                       $                 -
          d. Merchandise bought for manufacture or sell      $                 -
          e. Other necessary expenses
          Clearing of previously voided checks               $                 -
          U.S. Trustee Fees                                  $                 -
          Computer Access/Hosting Services                   $                 -
                                                             -------------------


TOTAL DISBURSEMENTS                                          $                 -
Less: Disbursements by Parent or Affiliate                   $                 -
                                                             -------------------
ADJUSTED TOTAL DISBURSEMENTS                                 $                 -

                                                             -------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD          $            105.70

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                      $                 -
                                                             -------------------


ENDING BALANCE IN WxC/WAXS                                   $        110,913.25
ENDING BALANCE IN B of A Checking                            $      3,184,192.45

                                                             -------------------
                                           ENDING BALANCE    $      3,295,105.70
                                                             ===================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank:                   Bank of America
Location:               Atlanta, GA
Account Name:           Checking
Account Number:         3299991275

    DATE RECEIVED            DESCRIPTION                   AMOUNT
    -------------            -----------                   ------
Other Receipts:

       1/8/2004              Stancorp Financial            105.70

                                                       ----------
                                        Total          $   105.70
                                                       ==========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF INVENTORY

    Beginning Inventory              $      -
    Add: purchases                   $      -
    Less: goods sold                 $      -
                                     --------
    Ending inventory                 $      -
                                     ========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period    $      -
    Payroll taxes due but unpaid     $      -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                      Date regular       Amount of           Number of              Amount of
      Name of Creditor/Lessor        payment is due   regular payment   Payments Delinquent    Payments Delinquent
Imperial Premium Finance                Monthly             8,798.52                  -                       -
Storage West Self Storage               Monthly               209.00         See Note 1                   27.87
Storage West Self Storage               Monthly                99.00         See Note 1                   13.20
Associated Storage                      Monthly             2,149.98         See Note 1                  286.66
Bay 602 Corporation                     Monthly             9,817.39         See Note 1                1,308.99
Reynolds Family Properties              Monthly             4,448.00         See Note 1                  593.07
Reynolds Family Properties              Monthly            23,792.49         See Note 1                3,172.33
Doral Plaza Associates                  Monthly             9,660.00         See Note 1                1,288.00
Colonial Parking                        Monthly               378.00         See Note 1                   50.40
23223 Bryan St. Limited Partnership     Monthly            16,941.16         See Note 1                2,258.82
Central Parking Systems                 Monthly               700.00         See Note 1                   93.33
Currie Samuelson                        Monthly             1,200.00         See Note 1                  160.00
Currie Samuelson                        Monthly            34,516.00         See Note 1                4,602.13
Downtown Properties                     Monthly            10,850.00         See Note 1                1,446.67
Hudson Telegraph                        Monthly            12,206.25         See Note 1                1,627.50
Okada International                     Monthly             2,601.03         See Note 1                  346.80
One Wilshire Arcade Imp.                Monthly             6,147.03         See Note 1                  819.60
Rockrose Development                    Monthly             2,848.25         See Note 1                  379.77
Scripps Ranch Landscape                 Monthly             1,000.00         See Note 1                  133.33
Pacific Guardian Center                 Monthly             4,707.32         See Note 1                  627.64
Wells Fargo Financial Leasing Co.       Monthly               279.88                  -                       -
Newcourt Leasing                        Monthly             1,871.90                  -                       -
Greater San Diego Air                   Monthly             2,246.00         See Note 1                  299.47
Finova Loan Admin. Inc                  Monthly            11,825.07         See Note 1                1,576.68
CIT Group                               Monthly             8,117.96                  -                       -
Dana Commercial Credit                  Monthly            14,734.93         See Note 1                1,964.66
Danka Financial Services                Monthly            16,705.50                  -                       -
Danka Financial Services                Monthly               378.16         See Note 2                  428.58
Data Sales Co., Inc                     Monthly            58,663.13         See Note 1                7,821.75
IBM Corporation                         Monthly            56,452.32                  -                       -
Advanta Leasing Services                Monthly             1,374.62                  -                       -
Premier Computer Sales                  Monthly             7,151.17         See Note 1                  953.49
Siemens Credit LTD                      Monthly            45,360.11         See Note 2               51,408.12
Telogy, Inc.                            Monthly             6,482.29         See Note 1                  864.31
Telecommunications Finance Group        Monthly         1,013,115.84         See Note 2            1,148,197.95
Union Bank of CA., N.A.                 Monthly            61,133.27         See Note 1                8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                            OPERATING REPORT Page 3

                       IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: January 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                              3RD PARTY        INTERCOMPANY         TOTAL
                                               --------------    --------------    --------------
     Beginning of month balance                $            -    $ 2,402,758.04    $ 2,402,758.04
     Add: Receipts by parent/affiliates        $            -    $            -    $            -
     Add: customer credits                     $            -    $            -    $            -
     Add: intercompany activity                $            -    $            -    $            -
     Less: collections                         $            -    $            -    $            -
     Less: offsets                             $            -    $            -    $            -
     Less: application of customer deposits    $            -    $            -    $            -
     Less: sale of receivables to I-Link       $            -    $            -    $            -
                                               --------------    --------------    --------------
     End of month balance                      $            -    $ 2,402,758.04    $ 2,402,758.04
                                               ==============    ==============    ==============

0-30 Days     31-60 Days      61-90 Days     Over 90 Days    End of Month Total
---------     ----------      ----------     ------------    ------------------
   $ -           $ -              $ -            $ -                $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                     3RD PARTY        INTERCOMPANY          TOTAL
                                                   --------------    --------------    --------------
Beginning of month balance                         $ 8,701,417.24    $ 6,266,918.73    $14,968,335.97
Add: sales on account**                            $            -    $            -    $            -
Add: collections on behalf of I-Link               $            -    $            -    $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate    $            -    $            -    $            -
  Net cash advanced by Parent                      $            -    $            -    $            -
  Credit extended by Parent or Affiliate           $            -    $            -    $            -
  Amounts collected by Parent                      $            -    $            -    $            -
Less: Invoicing to I-Link                          $            -    $            -    $            -
Less: remittances to I-Link                        $            -    $            -    $            -
Less: payments                                     $            -    $            -    $            -
                                                   --------------    --------------    --------------
End of month balance                               $ 8,701,417.24    $ 6,266,918.73    $14,968,335.97
                                                   ==============    ==============    ==============

0-30 Days     31-60 Days      61-90 Days      Over 90 Days      End of Month Total
---------     ----------      ----------      ------------      ------------------
  $ -            $ -             $ -         $ 8,701,417.24       $ 8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes                     Yes (X)          No ( )

      2.    FICA withholdings                        Yes (X)          No ( )

      3.    Employee's withholdings                  Yes (X)          No ( )

      4.    Employer's FICA                          Yes (X)          No ( )

      5.    Federal unemployment taxes               Yes (X)          No ( )

      6.    State income tax                         Yes (X)          No ( )

      7.    State employee withholdings              Yes (X)          No ( )

      8.    All other state taxes                      See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

             DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        _______________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 29, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                                   $ 3,295,105.70

RECEIPTS:
     1. Receipts from Operations                                                    $            -
     2. Other Receipts                                                              $            -
                                                                                    --------------

TOTAL RECEIPTS                                                                      $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                $            -
         b. Others                                                                  $            -
     4. Taxes
         a. Federal Income Taxes                                                    $            -
         b. FICA Withholdings                                                       $            -
         c. Employee's withholdings                                                 $            -
         d. Employer's FICA                                                         $            -
         e. Federal Unemployment Taxes                                              $            -
         f. State Income Tax                                                        $            -
         g. State Employee withholdings                                             $            -
         h. All other state taxes                                                   $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                             $            -
         b. Utilities                                                               $            -
         c. Insurance                                                               $            -
         d. Merchandise bought for manufacture or sell                              $            -
         e. Other necessary expenses
            Clearing of previously voided checks                                    $            -
            U.S. Trustee Fees                                                       $            -
            Computer Access/Hosting Services                                        $            -
                                                                                    --------------

TOTAL DISBURSEMENTS                                                                 $            -
Less:  Disbursements by Parent or Affiliate                                         $            -
                                                                                    --------------
ADJUSTED TOTAL DISBURSEMENTS                                                        $            -

                                                                                    --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                 $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                             $            -
                                                                                    --------------

ENDING BALANCE IN WxC/WAXS                                                          $   110,913.25
ENDING BALANCE IN B of A Checking                                                   $ 3,184,192.45

                                                                                    --------------
                                             ENDING BALANCE                         $ 3,295,105.70
                                                                                    ==============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF INVENTORY

    Beginning Inventory              $      -
    Add: purchases                   $      -
    Less: goods sold                 $      -
                                     --------
    Ending inventory                 $      -
                                     ========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period    $      -
    Payroll taxes due but unpaid     $      -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                        Date regular        Amount of           Number of               Amount of
      Name of Creditor/Lessor          payment is due    regular payment   Payments Delinquent     Payments Delinquent
Imperial Premium Finance                   Monthly             8,798.52                  -                        -
Storage West Self Storage                  Monthly               209.00         See Note 1                    27.87
Storage West Self Storage                  Monthly                99.00         See Note 1                    13.20
Associated Storage                         Monthly             2,149.98         See Note 1                   286.66
Bay 602 Corporation                        Monthly             9,817.39         See Note 1                 1,308.99
Reynolds Family Properties                 Monthly             4,448.00         See Note 1                   593.07
Reynolds Family Properties                 Monthly            23,792.49         See Note 1                 3,172.33
Doral Plaza Associates                     Monthly             9,660.00         See Note 1                 1,288.00
Colonial Parking                           Monthly               378.00         See Note 1                    50.40
23223 Bryan St. Limited Partnership        Monthly            16,941.16         See Note 1                 2,258.82
Central Parking Systems                    Monthly               700.00         See Note 1                    93.33
Currie Samuelson                           Monthly             1,200.00         See Note 1                   160.00
Currie Samuelson                           Monthly            34,516.00         See Note 1                 4,602.13
Downtown Properties                        Monthly            10,850.00         See Note 1                 1,446.67
Hudson Telegraph                           Monthly            12,206.25         See Note 1                 1,627.50
Okada International                        Monthly             2,601.03         See Note 1                   346.80
One Wilshire Arcade Imp.                   Monthly             6,147.03         See Note 1                   819.60
Rockrose Development                       Monthly             2,848.25         See Note 1                   379.77
Scripps Ranch Landscape                    Monthly             1,000.00         See Note 1                   133.33
Pacific Guardian Center                    Monthly             4,707.32         See Note 1                   627.64
Wells Fargo Financial Leasing Co.          Monthly               279.88                  -                        -
Newcourt Leasing                           Monthly             1,871.90                  -                        -
Greater San Diego Air                      Monthly             2,246.00         See Note 1                   299.47
Finova Loan Admin. Inc                     Monthly            11,825.07         See Note 1                 1,576.68
CIT Group                                  Monthly             8,117.96                  -                        -
Dana Commercial Credit                     Monthly            14,734.93         See Note 1                 1,964.66
Danka Financial Services                   Monthly            16,705.50                  -                        -
Danka Financial Services                   Monthly               378.16         See Note 2                   428.58
Data Sales Co., Inc                        Monthly            58,663.13         See Note 1                 7,821.75
IBM Corporation                            Monthly            56,452.32                  -                        -
Advanta Leasing Services                   Monthly             1,374.62                  -                        -
Premier Computer Sales                     Monthly             7,151.17         See Note 1                   953.49
Siemens Credit LTD                         Monthly            45,360.11         See Note 2                51,408.12
Telogy, Inc.                               Monthly             6,482.29         See Note 1                   864.31
Telecommunications Finance Group           Monthly         1,013,115.84         See Note 2             1,148,197.95
Union Bank of CA., N.A.                    Monthly            61,133.27         See Note 1                 8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                            OPERATING REPORT Page 2

                       IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: February 29, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                             3RD PARTY        INTERCOMPANY         TOTAL
                                              --------------    --------------    --------------
    Beginning of month balance                $            -    $ 2,402,758.04    $ 2,402,758.04
    Add: Receipts by parent/affiliates        $            -    $            -    $            -
    Add: customer credits                     $            -    $            -    $            -
    Add: intercompany activity                $            -    $            -    $            -
    Less: collections                         $            -    $            -    $            -
    Less: offsets                             $            -    $            -    $            -
    Less: application of customer deposits    $            -    $            -    $            -
    Less: sale of receivables to I-Link       $            -    $            -    $            -
                                              --------------    --------------    --------------
    End of month balance                      $            -    $ 2,402,758.04    $ 2,402,758.04
                                              ==============    ==============    ==============

0-30 Days     31-60 Days     61-90 Days     Over 90 Days      End of Month Total
---------     ----------     ----------     ------------      ------------------
  $ -            $ -            $ -             $ -                  $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                      3RD PARTY       INTERCOMPANY         TOTAL
                                                   --------------    --------------    --------------
Beginning of month balance                         $ 8,701,417.24    $ 6,266,918.73    $14,968,335.97
Add: sales on account**                            $            -    $            -    $            -
Add: collections on behalf of I-Link               $            -    $            -    $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate    $            -    $            -    $            -
  Net cash advanced by Parent                      $            -    $            -    $            -
  Credit extended by Parent or Affiliate           $            -    $            -    $            -
  Amounts collected by Parent                      $            -    $            -    $            -
Less: Invoicing to I-Link                          $            -    $            -    $            -
Less: remittances to I-Link                        $            -    $            -    $            -
Less: payments                                     $            -    $            -    $            -
                                                   --------------    --------------    --------------
End of month balance                               $ 8,701,417.24    $ 6,266,918.73    $14,968,335.97
                                                   ==============    ==============    ==============

0-30 Days    31-60 Days     61-90 Days    Over 90 Days       End of Month Total
---------    ----------     ----------    ------------       ------------------
  $ -           $ -            $ -       $ 8,701,417.24        $ 8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 29, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes              Yes (X)           No ( )

       2.   FICA withholdings                 Yes (X)           No ( )

       3.   Employee's withholdings           Yes (X)           No ( )

       4.   Employer's FICA                   Yes (X)           No ( )

       5.   Federal unemployment taxes        Yes (X)           No ( )

       6.   State income tax                  Yes (X)           No ( )

       7.   State employee withholdings       Yes (X)           No ( )

       8.   All other state taxes               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                      __________________________________________
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                           $ 3,295,105.70

RECEIPTS:
     1. Receipts from Operations                            $            -
     2. Other Receipts                                      $            -
                                                            --------------

TOTAL RECEIPTS                                              $            -

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                        $            -
         b. Others                                          $            -
     4. Taxes
         a. Federal Income Taxes                            $            -
         b. FICA Withholdings                               $            -
         c. Employee's withholdings                         $            -
         d. Employer's FICA                                 $            -
         e. Federal Unemployment Taxes                      $            -
         f. State Income Tax                                $            -
         g. State Employee withholdings                     $            -
         h. All other state taxes                           $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                     $            -
         b. Utilities                                       $            -
         c. Insurance                                       $            -
         d. Merchandise bought for manufacture or sell      $            -
         e. Other necessary expenses
            Clearing of previously voided checks            $            -
            U.S. Trustee Fees                               $       250.00
            Computer Access/Hosting Services                $            -
                                                            --------------

TOTAL DISBURSEMENTS                                         $       250.00
Less: Disbursements by Parent or Affiliate                  $      (250.00)
                                                            --------------
ADJUSTED TOTAL DISBURSEMENTS                                $            -

                                                            --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $            -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                     $            -
                                                            --------------

ENDING BALANCE IN WxC/WAXS                                  $   110,913.25
ENDING BALANCE IN B of A Checking                           $ 3,184,192.45

                                                            --------------
                                          ENDING BALANCE    $ 3,295,105.70
                                                            ==============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF INVENTORY

    Beginning Inventory              $      -
    Add: purchases                   $      -
    Less: goods sold                 $      -
                                     --------
    Ending inventory                 $      -
                                     ========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period    $      -
    Payroll taxes due but unpaid     $      -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                           Date regular         Amount of            Number of                Amount of
     Name of Creditor/Lessor              payment is due      regular payment   Payments Delinquent      Payments Delinquent
Imperial Premium Finance                     Monthly                8,798.52                  -                         -
Storage West Self Storage                    Monthly                  209.00         See Note 1                     27.87
Storage West Self Storage                    Monthly                   99.00         See Note 1                     13.20
Associated Storage                           Monthly                2,149.98         See Note 1                    286.66
Bay 602 Corporation                          Monthly                9,817.39         See Note 1                  1,308.99
Reynolds Family Properties                   Monthly                4,448.00         See Note 1                    593.07
Reynolds Family Properties                   Monthly               23,792.49         See Note 1                  3,172.33
Doral Plaza Associates                       Monthly                9,660.00         See Note 1                  1,288.00
Colonial Parking                             Monthly                  378.00         See Note 1                     50.40
23223 Bryan St. Limited Partnership          Monthly               16,941.16         See Note 1                  2,258.82
Central Parking Systems                      Monthly                  700.00         See Note 1                     93.33
Currie Samuelson                             Monthly                1,200.00         See Note 1                    160.00
Currie Samuelson                             Monthly               34,516.00         See Note 1                  4,602.13
Downtown Properties                          Monthly               10,850.00         See Note 1                  1,446.67
Hudson Telegraph                             Monthly               12,206.25         See Note 1                  1,627.50
Okada International                          Monthly                2,601.03         See Note 1                    346.80
One Wilshire Arcade Imp.                     Monthly                6,147.03         See Note 1                    819.60
Rockrose Development                         Monthly                2,848.25         See Note 1                    379.77
Scripps Ranch Landscape                      Monthly                1,000.00         See Note 1                    133.33
Pacific Guardian Center                      Monthly                4,707.32         See Note 1                    627.64
Wells Fargo Financial Leasing Co.            Monthly                  279.88                  -                         -
Newcourt Leasing                             Monthly                1,871.90                  -                         -
Greater San Diego Air                        Monthly                2,246.00         See Note 1                    299.47
Finova Loan Admin. Inc                       Monthly               11,825.07         See Note 1                  1,576.68
CIT Group                                    Monthly                8,117.96                  -                         -
Dana Commercial Credit                       Monthly               14,734.93         See Note 1                  1,964.66
Danka Financial Services                     Monthly               16,705.50                  -                         -
Danka Financial Services                     Monthly                  378.16         See Note 2                    428.58
Data Sales Co., Inc                          Monthly               58,663.13         See Note 1                  7,821.75
IBM Corporation                              Monthly               56,452.32                  -                         -
Advanta Leasing Services                     Monthly                1,374.62                  -                         -
Premier Computer Sales                       Monthly                7,151.17         See Note 1                    953.49
Siemens Credit LTD                           Monthly               45,360.11         See Note 2                 51,408.12
Telogy, Inc.                                 Monthly                6,482.29         See Note 1                    864.31
Telecommunications Finance Group             Monthly            1,013,115.84         See Note 2              1,148,197.95
Union Bank of CA., N.A.                      Monthly               61,133.27         See Note 1                  8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                              3RD PARTY       INTERCOMPANY         TOTAL
                                              --------------    --------------    --------------
    Beginning of month balance                $            -    $ 2,402,758.04    $ 2,402,758.04
    Add: Receipts by parent/affiliates        $            -    $            -    $            -
    Add: customer credits                     $            -    $            -    $            -
    Add: intercompany activity                $            -    $            -    $            -
    Less: collections                         $            -    $            -    $            -
    Less: offsets                             $            -    $            -    $            -
    Less: application of customer deposits    $            -    $            -    $            -
    Less: sale of receivables to I-Link       $            -    $            -    $            -
                                              --------------    --------------    --------------
    End of month balance                      $            -    $ 2,402,758.04    $ 2,402,758.04
                                              ==============    ==============    ==============

0-30 Days     31-60 Days     61-90 Days     Over 90 Days     End of Month Total
---------     ----------     ----------     ------------     ------------------
   $ -           $ -            $ -             $ -                 $ -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                        3RD PARTY         INTERCOMPANY         TOTAL
                                                      --------------     --------------    --------------
Beginning of month balance                            $ 8,701,417.24     $ 6,266,918.73    $14,968,335.97
Add: sales on account**                               $       250.00     $            -    $       250.00
Add: collections on behalf of I-Link                  $            -     $            -    $            -
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate       $      (250.00)    $       250.00    $            -
  Net cash advanced by Parent                         $            -     $            -    $            -
  Credit extended by Parent or Affiliate              $            -     $            -    $            -
  Amounts collected by Parent                         $            -     $            -    $            -
Less: Invoicing to I-Link                             $            -     $            -    $            -
Less: remittances to I-Link                           $            -     $            -    $            -
Less: payments                                        $            -     $            -    $            -
                                                      --------------     --------------    --------------
End of month balance                                  $ 8,701,417.24     $ 6,267,168.73    $14,968,585.97
                                                      ==============     ==============    ==============

0-30 Days    31-60 Days     61-90 Days     Over 90 Days      End of Month Total
---------    ----------     ----------     ------------      ------------------
   $ -          $ -            $ -        $ 8,701,417.24       $ 8,701,417.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the date of this report, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes             Yes (X)               No ( )

      2.    FICA withholdings                Yes (X)               No ( )

      3.    Employee's withholdings          Yes (X)               No ( )

      4.    Employer's FICA                  Yes (X)               No ( )

      5.    Federal unemployment taxes       Yes (X)               No ( )

      6.    State income tax                 Yes (X)               No ( )

      7.    State employee withholdings      Yes (X)               No ( )

      8.    All other state taxes               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                     __________________________________________
                                     For the Debtor In Possession

                                     Henry C. Lyon
                                     Designated Officer

                            OPERATING REPORT Page 5